JOINDER AND AMENDMENT TO REVOLVING PROMISSORY NOTE AND MASTER CREDIT FACILITY AGREEMENT (ATRIUM)

This JOINDER AND AMENDMENT TO REVOLVING PROMISSORY NOTE AND MASTER CREDIT FACILITY AGREEMENT (this "Agreement"), dated as of March 29, 2021, is executed by East West Bank, a California state-chartered bank having an address at 9090 Katy Freeway, 3rd Floor, Houston, Texas 77024 ("Lender"), and Hartman vREIT XXI Operating Partnership L.P., a Texas limited partnership, having an address at 2909 Hillcroft, Suite 420, Houston, Texas 77057 ("Hartman Partnership"), Hartman Timberway II, LLC, a Texas limited liability company, having an address at 2909 Hillcroft, Suite 420, Houston, Texas 77057 ("Hartman Timberway"), Hartman Village Pointe, LLC, a Texas limited liability company, having an address at 2909 Hillcroft, Suite 420, Houston, Texas 77057 ("Hartman Village Pointe"), Hartman Park Ten Place I & II, LLC, Texas limited liability company, having an address at 2909 Hillcroft, Suite 420, Houston, Texas 77057 ("Hartman Park"; and Hartman Timberway, Hartman Village Pointe, Hartman Park and Hartman Partnership are collectively referred to herein as "Original Borrowers" and each sometimes individually referred to as a "Original Borrower"), Hartman vREIT XXI, Inc., a Maryland corporation, having an address at 2909 Hillcroft, Suite 420, Houston, Texas 77057 ("Guarantor"; and Borrowers and Guarantor are collectively referred to herein as the "Loan Parties", and each sometimes individually referred to as a "Loan Party"), and Hartman Income REIT Property Holdings, LLC, a Delaware limited liability company, having an address at 2909 Hillcroft, Suite 420, Houston, Texas 77057 ("Additional Borrower").

RECITALS:

A. The Loan Parties and Lender, on March 10, 2020, entered into that certain Master Credit Facility Agreement (the "Loan Agreement") governing the advance of that certain $20,000,000 loan (the "Loan") evidenced by that certain Revolving Promissory Note (the "Note") dated of even date therewith and executed by the Original Borrowers, and secured by, among other things, those three certain Deeds of Trust, Assignment of Rents and Security Agreements, dated of even date herewith, one granted by Hartman Timberway for the benefit of Lender (the "Timberway DOT"), one granted by Hartman Village Pointe for the benefit of Lender (the "Village Pointe DOT"), and one granted by Hartman Park for the benefit of Lender (the "Park DOT"; and the Timberway DOT, the Village Pointe DOT and the Park DOT are hereinafter collectively referred to as the "Initial Deeds of Trust" and each sometimes individually referred to as an "Initial Deed of Trust"), and the payment and performance of which Loan is guaranteed by Guarantor pursuant to that certain Guaranty executed by Guarantor, dated of even date therewith in favor of Lender. Capitalized terms not otherwise defined herein are being used herein as defined in the Loan Agreement.

B. Additional Borrower is this day executing and delivering to Lender together with this Agreement:

(i) A Deed of Trust, Assignment of Rents and Security Agreement (the "Additional Deed of Trust") in favor of Lender encumbering real property known as Atrium II Office Building located at 15355 Vantage Parkway West, Houston, Texas 77032 (the "Atrium Property");

(ii) An environmental indemnity agreement in favor of Lender covering the Atrium Property (the "Additional EIA");

(iii) Uniform Commercial Code UCC-1 state and county financing statements covering personal property on the Atrium Property (the "Additional UCC-1s"); and

(iv) Additional agreements, resolutions and certificates in favor or Lender (the "Additional Agreements"; and this Agreement, the Additional Deed of Trust, the Additional EIA, the Additional UCC and the Additional Agreements are hereafter collectively referred to herein as the "Additional Loan Documents").

In consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender, the Loan Parties and Additional Borrower agree as follows:

1. The Loan Agreement is hereby amended and modified as follows:

   a. The following language is added to the end of Section 2.5(b)(v): "or fifty percent (50%) of the then current aggregate appraised values of all of the Mortgaged Properties then encumbered by Deeds of Trust securing repayment of the Note"

   b. The following language is added to the end of Section 2.6(b)(ii): "or fifty percent (50%) of the then current aggregate appraised values of all of the Mortgaged Properties then encumbered by Deeds of Trust securing repayment of the Note"

   c. The following language is added to the end of Clause (b) of the last paragraph of the form of request for advance for operational purposes set forth on Exhibit D to the Loan Agreement: "or fifty percent (50%) of the then current aggregate appraised values of all of the Mortgaged Properties then encumbered by Deeds of Trust securing repayment of the Note"

   d. The following is added to the bottom of the chart set forth in Section 7.3:

Name of Property and Street Address	**Release Price**
Atrium Property 15355 Vantage Parkway West, Houston, Texas 77032	$1,625,000

2. Additional Borrower hereby acknowledges, agrees and confirms that, by its execution of this Agreement, Additional Borrower is now and will be deemed to be a Borrower under the Note and Loan Agreement. Additional Borrower hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Original Borrowers contained in the Note and Loan Agreement as if it had been an original signatory to the Note and Loan Agreement, including, but not limited to, providing all Financial Statements, reports and other information required of an Original Borrower under the Note, Loan Agreement, the Additional Deed of Trust simultaneously with this Agreement and other Loan Documents

3. Additional Borrower hereby assumes all the obligations of a Borrower under the terms of the Note and Loan Agreement and agrees that Additional Borrower is a Borrower and bound as a Borrower under the terms of the Note and Loan Agreement, as if it had been an original signatory to Note and Loan Agreement.

4. Additional Borrower hereby acknowledges and agrees that the Additional Loan Documents are now part of and included within the Loan Documents.

5. The Loan Parties hereby acknowledge and agree that Additional Borrower is now a Borrower under the Note and Loan Agreement and has assumed all obligations under the Loan Documents.

6. The Loan Parties hereby acknowledge and agree that the Additional Loan Documents are now part of and included within the Loan Documents.

7. The Loan Parties confirm that, on the date hereof, all representations and warranties contained in the Loan Documents, including, but not limited to, the Initial Deeds of Trust, are true and correct in all material respects.

8. Additional Borrower's address for notices under the Loan Agreement is set forth above in the introductory paragraph of this Agreement.

9. This Agreement shall be deemed to be part of, and a modification to, the Note, the Loan Agreement and all other Loan Documents and shall be governed by all of the terms and provisions of the Loan Agreement, as applicable, with respect to the modifications intended to be made to each such agreement, which terms are incorporated herein by reference, are ratified and confirmed and shall continue in full force and effect as valid, binding and enforceable agreements of Additional Borrower. Wherever in the Note, Loan Agreement or any other Loan Document, the term "Borrower" or any similar description is used such term shall henceforth include Additional Borrower. Additional Borrower hereby waives notice of the Lender's acceptance of this Agreement. Additional Borrower will deliver an executed original of this Agreement to the Lender.

10. Guarantor, in its capacity as guarantor of the Loan pursuant to the Guaranty, hereby joins in the execution of this Agreement to confirm and ratify the Guaranty and all of Guarantor's obligations thereunder notwithstanding the joinder of Additional Borrower as a borrower under the Note, the Loan Agreement and other the Loan Documents.

Guarantor consents to the joinder of Additional Borrower as contemplated under this Agreement.

The parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first set forth above.

ADDITIONAL BORROWER:

HARTMAN INCOME REIT PROPERTY HOLDINGS, LLC, a Delaware limited liability company

By: Hartman Income REIT Management, Inc.,
a Texas corporation,
its Manager

By:__________________________
Print Name: Louis T. Fox, III
Title: Chief Financial Officer

ACKNOWLEDGED AND AGREED:

ORIGINAL BORROWERS:

HARTMAN vREIT XXI OPERATING PARTNERSHIP L.P.,
a Texas limited partnership

By: Hartman vREIT XXI, Inc.,
a Maryland Corporation
its General Partner

By:__________________________
Print Name: Louis T. Fox III
Title: Chief Financial Officer

HARTMAN TIMBERWAY II, LLC,
a Texas limited liability company

By: Hartman Income REIT Management, Inc.,
a Texas corporation,
its Manager

By:______________________________
Print Name: Louis T. Fox, III
Title: Chief Financial Officer

HARTMAN PARK TEN PLACE I & II, LLC,
a Texas limited liability company

By: Hartman Income REIT Management, Inc.,
a Texas corporation,
its Manager

By:______________________________
Print Name: Louis T. Fox, III
Title: Chief Financial Officer

HARTMAN VILLAGE POINTE, LLC,
a Texas limited liability company

By: Hartman Income REIT Management, Inc.,
a Texas corporation,
its Manager

By:______________________________
Print Name: Louis T. Fox, III
Title: Chief Financial Officer

GUARANTOR:

HARTMAN vREIT XXI, INC.
a Maryland corporation

By:______________________________
Print Name: Louis T. Fox, III
Title: Chief Financial Officer

LENDER:

EAST WEST BANK

By:______________________________
Print Name:_________________________
Title:______________________________